Exhibit 10.1

THIRD AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

          This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 26, 2005, is by and among LINCARE HOLDINGS INC., a Delaware corporation (the “Borrower’’), each of the Borrower’s Subsidiaries (individually a “Guarantor” and collectively the “Guarantors”; together with the Borrower, individually a “Credit Party”, and collectively the “Credit Parties”‘), the Required Lenders signatory hereto and BANK OF AMERICA, N. A., as Agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H

          WHEREAS, the Credit Parties, the Lenders and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of April 25, 2002, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of June 4, 2003, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 10, 2004 (collectively, the “Existing Credit Agreement”);

          WHEREAS, the Borrower has requested, and the Required Lenders have agreed, to amend certain provisions of the Existing Credit Agreement as set forth hereinbelow.

          NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART I
DEFINITIONS

          SUBPART 1.1      Certain Definitions.     Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 3 Effective Date” is defined in Subpart 3.1.

          SUBPART 1.2     Other Definitions.     Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

          Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

          SUBPART 2.1     Amendments to Section 1.1.     Section 1.1  of the Existing Credit Agreement is hereby amended in the following respects:

(a) The definition of “Cash Equivalents” is hereby amended and restated in its entirety to read as follows:

          “Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-l or the equivalent thereof or from Moody’s is at least P-l or the  equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-l (or the equivalent thereof) or better by S&P or P-l (or the equivalent thereof) or better by Moody’s and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which any Credit Party shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d) and (f) auction rate securities rated AA (or the equivalent thereof) or better by S&P or Aa2 (or the equivalent thereof) or better by Moody’s and with reset periods not to exceed 49 days between auctions.

(b) Clause (ix) of the definition of “Permitted Investments” is hereby amended and restated in its entirety to read as follows:

(ix) advances in respect of repurchases by the Borrower of its Capital Stock following the Closing Date to the extent permitted by Section 8.7(c);

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PART III
CONDITIONS TO EFFECTIVENESS

          SUBPART 3.1     Amendment No. 3 Effective Date.     This Amendment shall be and become effective as of the date hereof (the “Amendment No. 3 Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as “Amendment No. 3.”

          SUBPART 3.2      Execution of Counterparts of Amendment.     The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

          SUBPART 3.3      Fees and Expenses.     The Borrower has paid all fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein including, without limitation, the legal fees and expenses of Moore & Van Allen PLLC, counsel to the Agent provided an invoice therefore has been submitted to Borrower on or prior to the Amendment No. 3 Effective Date.

          SUBPART 3.4      Other Items.      The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

PART IV
MISCELLANEOUS

          SUBPART 4.1      Representations and Warranties.     The Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

          SUBPART 4.2      Reaffirmation of Credit Party Obligations.     Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

          SUBPART 4.3      Cross-References.      References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

          SUBPART 4.4      Instrument Pursuant to Existing Credit Agreement.     This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

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          SUBPART 4.5     References in Other Credit Documents.     At such time as this Amendment No. 3 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 3.

          SUBPART 4.6     Counterparts/Telecopy.      This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

          SUBPART 4.7      Governing Law.     THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          SUBPART 4.8      Successors and Assigns.     This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SUBPART 4.9      General.      Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	LINCARE HOLDINGS INC.,
a Delaware corporation

	By:	/s/ PAUL G. GABOS

	Name:	Paul G. Gabos
	Title:	Chief Financial Officer

GUARANTORS:	LINCARE INC.,
a Delaware corporation

	By:	/s/ PAUL G. GABOS

	Name:	Paul G. Gabos
	Title:	Chief Financial Officer

LINCARE PROCUREMENT INC.,
a Delaware corporation

	By:	/s/ PAUL G. GABOS

	Name:	Paul G. Gabos
	Title:	Chief Financial Officer

LINCARE ASSET MANAGEMENT LP,
a Nevada limited partnership

	By:	LINCARE HOLDINGS INC.,
a Delaware corporation, its general partner

	By:	/s/ PAUL G. GABOS

	Name:	Paul G. Gabos
	Title:	Chief Financial Officer

LINCARE OF NEW YORK INC.,
a New York corporation

	By:	/s/ PAUL G. GABOS

	Name:	Paul G. Gabos
	Title:	Chief Financial Officer

LINCARE PHARMACY SERVICES INC.,
a Delaware corporation

By:	/s/ PAUL G. GABOS

Name:	Paul G. Gabos
Title:	Chief Financial Officer

LINCARE LICENSING INC.,
a Delaware corporation

By:	/s/ PAUL G. GABOS

Name:	Paul G. Gabos
Title:	Chief Financial Officer

CONVACARE SERVICES INC.,
an Indiana corporation

By:	/s/ PAUL G. GABOS

Name:	Paul G. Gabos
Title:	Chief Financial Officer

MED 4 HOME INC.,
a Delaware corporation

By:	/s/ PAUL G. GABOS

Name:	Paul G. Gabos
Title:	Chief Financial Officer

ALPHA RESPIRATORY, INC.,
a Delaware corporation

By:	/s/ PAUL G. GABOS

Name:	Paul G. Gabos
Title:	Chief Financial Officer

HEALTH CARE SOLUTIONS AT HOME INC.,
a Delaware corporation

By:	/s/ PAUL G. GABOS

Name:	Paul G. Gabos
Title:	Chief Financial Officer

HOME-CARE EQUIPMENT NETWORK INC.,
a Delaware corporation

By:	/s/ PAUL G. GABOS

Name:	Paul G. Gabos
Title:	Chief Financial Officer

AGENT:	BANK OF AMERICA, N.A,
as Agent

	By:	/s/ KEVIN L. AHART

	Name:	Kevin L. Ahart
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ CRAIG MURLLESS

	Name:	Craig Murlless
	Title:	Senior Vice President

BANK LEUMI USA,
as a Lender

By:	/s/ JOUNG HEE HONG

Name:	Joung Hee Hong
Title:	Vice President

SCOTIABANC, INC.,
as a Lender

By:	/s/ CAROLYN A. CALLOWAY

Name:	Carolyn A. Calloway
Title:	Managing Director

CALYON NEW YORK BRANCH,
as a Lender

By:	/s/ CHARLES HEIDSIECK

Name:	Charles Heidsieck
Title:	Managing Director

By:	/s/ THOMAS RANDOLPH

Name:	Thomas Randolph
Title:	Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ THOMAS A. HECKMAN

Name:	Thomas A. Heckman
Title:	AVI

NATIONAL CITY BANK OF KENTUCKY,
as a Lender

By:	/s/ DEROY SCOTT

Name:	Deroy Scott
Title:	Senior Vice President